SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: March 30, 1998
------------------------------
(Date of earliest event reported)


                       Nomura Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                   33-48481-06                    13-3672336
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 (State or Other                (Commission                 (I.R.S. Employer
 Jurisdiction of                File Number                Identification No.)
  Incorporation



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 5.       Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6 (the "Certificates"). On March 30, 1998, the Nomura Asset Securities Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 30, 1998 (the "Pooling and Servicing Agreement") by and among the Company, AMRESCO Services, L.P., as servicer, CRIIMI MAE Services Limited Partnership., as special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent of the Certificates, issued in twenty-one classes: the Class A-1A, Class A-1B, Class A-1C, Class A-CS1, Class PS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-7H, Class V-1, Class V-2, Class R and Class LR Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


                   Item 601(a) of
                   Regulation S-K
 Exhibit No.         Exhibit No.                Description
 -----------         -----------                -----------

      1                    4         Pooling and Servicing  Agreement  dated
                                     as of March 30, 1998.

-3-
0234233.01

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      NOMURA ASSET SECURITIES CORPORATION


                                      By:   /s/Perry Gershon
                                            -----------------
                                            Perry Gershon
                                            Managing Director

Date:  April 15, 1998